UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2026

CDT Equity Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41245	87-3272543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4851 Tamiami Trail North, Suite 200, Naples, FL	34103
(Address of principal executive offices)	(Zip Code)

(646) 491-9132

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CDT	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Common Stock	CDTTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed on June 11, 2026, CDT Equity Inc. (the “Company”), issued a senior secured convertible promissory note (the “Note”) to J.J. Astor & Co. (the “Lender”), in the principal amount of $1,971,000 (the “Principal Amount”), in connection with a Loan Agreement entered into by and between the Company and the Lender (the “Agreement”). The Company will receive $1,460,000, before deduction of closing fees (the “Loan”), funded in two tranches. On June 30, 2026, the Company entered into an Amended and Restated Loan Agreement (the “Amended Loan Agreement”) and an Amended and Restated Senior Secured Convertible Note (the “Amended Note”) to close the second tranche of the Loan. As a result of the Amended Loan Agreement and the Amended Note, the twenty-four equal weekly installment payments of $82,125 shall commence on July 10, 2026, which were previously mutually agreed upon to start on June 18, 2026.

This summary is not a complete description of all of the terms of the Amended Note and the Amended Loan Agreement and are qualified in their entirety by reference to the full text of the Amended Note and the Amended Loan Agreement which are filed as Exhibits 10.1 and 10.2 respectively hereto, which are incorporated by reference into this Item 1.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
10.1	Form of Amended and Restated Senior Secured Convertible Promissory Note
10.2	Amended and Restated Loan Agreement, dated June 30, 2026, by and between the Company and the Lender
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDT EQUITY INC.

July 7, 2026	By:	/s/ Andrew Regan
	Name:	Andrew Regan
	Title:	Chief Executive Officer